                                                                  Exhibit 99.(A)

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997             /s/ Ferdinand Colloredo-Mansfeld
                                    ------------------------------------------
                                    Ferdinand Colloredo-Mansfeld

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 16, 1997        /s/ Steven D. Dorfman
                               ---------------------------------------------
                               Steven D. Dorfman

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997         /s/ Theodore L. Eliot, Jr.
                                --------------------------------------------
                                Theodore L. Eliot, Jr.

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 16, 1997         /s/ Thomas E. Everhart
                                -------------------------------------------
                                Thomas E. Everhart

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 17, 1997         /s/ John R. Galvin
                                --------------------------------------------
                                John R. Galvin

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997         /s/ Barbara B. Hauptfuhrer
                                --------------------------------------------
                                Barbara B. Hauptfuhrer

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997         /s/ Richard D. Hill
                                --------------------------------------------
                                Richard D. Hill

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997         /s/ L. Dennis Kozlowski
                                --------------------------------------------
                                L. Dennis Kozlowski

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997         /s/ James N. Land, Jr.
                                --------------------------------------------
                                James N. Land, Jr.

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997         /s/ A. Lowell Lawson
                                --------------------------------------------
                                A. Lowell Lawson

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997         /s/ Thomas L. Phillips
                                ---------------------------------------------
                                Thomas L. Phillips

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 16, 1997         /s/ Dennis J. Picard
                                ---------------------------------------------
                                Dennis J. Picard

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997         /s/ Warren B. Rudman
                                ---------------------------------------------
                                Warren B. Rudman

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of HE Holdings, Inc., a Delaware corporation ("HE Holdings"), in the registration statements on Form S-4 to be filed by HE Holdings in connection with the proposed spin-off of HE Holdings from General Motors Corporation and in connection with the proposed merger of HE Holdings with Raytheon Company.



Date:  October 15, 1997         /s/ Alfred M. Zeien
                                ---------------------------------------------
                                Alfred M. Zeien